UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

Lakes Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Suite 101, Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                                                     (952) 449-9092

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On May 6, 2015, Lakes Entertainment, Inc. (“Lakes”) held a conference call and webcast to discuss Lakes’ first quarter 2015 financial results. A copy of the transcript for the earnings conference call and webcast of Lakes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements in this filing include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include, among others, statements regarding the estimated value of Lakes and Sartini Gaming, Inc. (“Golden”) in connection with the proposed merger transaction pursuant to the Agreement and Plan of Merger, dated January 25, 2015 (“Merger Agreement”), among Lakes, Golden, LG Acquisition Corporation, and The Blake L. Sartini and Delise F. Sartini Family Trust; the amount of shares to be issued to the legacy Golden shareholder and the expected post-closing shareholdings of legacy Lakes and Golden shareholders; the expected benefits of a potential combination of Lakes and Golden and expectations about future business plans, prospective performance (including estimated combined pro forma financial performance) and opportunities; the expected timing of the completion of the merger; the impact of shareholder lawsuits relating to the merger; the obtaining of required regulatory approvals and approval by Lakes’ shareholders; the monetization of non-core assets and the note receivable from the Jamul Indian Village and the ability of Lakes to utilize its net operating losses to offset future taxable income. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”, “will” or similar words intended to identify information that is not historical in nature. These forward-looking statements are based on current expectations and assumptions of management of Lakes and Golden and are subject to risks, uncertainty and changes in circumstances that could cause the actual events and results in future periods to differ materially from the expectations of Lakes and Golden and those expressed or implied by these forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. These risks, uncertainties and changes in circumstances include (a) the possibility that the merger does not close when expected or at all; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and Lakes’ shareholder approval, and to satisfy or waive other closing conditions, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, or that the parties to the Merger Agreement may be required to modify aspects of the transaction to achieve regulatory approval; (c) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the merger to fail to close; (d) the ability of Lakes and Golden to promptly and effectively integrate their respective businesses; (e) the outcome of any legal proceedings that has or may be instituted in connection with the transaction; (f) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed merger; (g) Lakes’ ability to monetize non-core assets prior to the closing of the transaction and to monetize the Jamul Indian Village note on terms that generate net cash proceeds to the company or at all; (h) the ability to retain key employees of Lakes and Golden; (i) that there may be a material adverse change affecting Lakes or Golden, or that the respective businesses of Lakes or Golden may suffer as a result of uncertainty surrounding the transaction; (j) the occurrence of an “ownership change,” as defined in Section 382 of the Internal Revenue Code; and (k) the risk factors disclosed in Lakes’ filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K, which was filed on March 12, 2015, and its definitive proxy statement relating to the merger, which was filed on May 4, 2015. Forward-looking statements reflect Lakes’ and Golden’s management’s analysis and expectations only as of the date of this filing, and neither Lakes nor Golden undertake to update or revise these statements, whether written or oral, to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material for the shareholder vote with respect to the issuance of shares of Lakes common stock under the Merger Agreement. In connection with the Merger Agreement, Lakes filed a definitive proxy statement for the special meeting of Lakes shareholders to be held on June 17, 2015 and may file other relevant materials and documents with the SEC. The definitive proxy statement has been mailed to Lakes’ shareholders. This filing does not constitute a solicitation of any vote or proxy from any shareholder of Lakes. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS OR MATERIALS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAKES, GOLDEN AND THE PROPOSED MERGER. Investors may obtain free copies of the definitive proxy statement, and other relevant materials and documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov. In addition, investors may obtain free copies of the definitive proxy statement, and other relevant materials and documents filed with the SEC by directing a written request to Investor Relations, Lakes Entertainment, Inc., 130 Cheshire Lane, Suite #101, Minnetonka, MN 55305, or by accessing Lakes’ website at www.lakesentertainment.com under the heading “Investors” and then “SEC Filings.”

Participants in the Solicitation

Lakes, Golden and their respective directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from shareholders of Lakes in connection with the proposed transaction, including with respect to the issuance of shares of Lakes common stock under the Merger Agreement. Information about the Lakes’ directors and executive officers is available in Lakes definitive proxy statement, dated July 23, 2014, for its 2014 annual meeting of shareholders. Additional information regarding participants in the proxy solicitation and a description of their interests in the proposed transaction is contained in the definitive proxy statement that Lakes filed with the SEC on May 4, 2015 in connection with the proposed transaction and other relevant documents or materials that may be filed with the SEC regarding the proposed transaction.

Financial Information and Non-GAAP Financial Measures

Information relating to Golden and combined information are presented for illustrative purposes only and do not purport to be indicative of what Lakes’ or Golden’s actual and combined business, financial condition or results of operations will be if the transaction is consummated.

This filing contains certain financial measures that are not in accordance with generally accepted accounting principles (“non-GAAP”). A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because they are widely used measures of performance and bases for valuation of companies in our industry. EBITDA is defined as net income before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of one-time items including pre-opening expenses, impairments and other losses, gains and losses on non-operating assets and liabilities, discontinued operations and transition expenses related to acquired operations. Uses of cash flows that are not reflected in Adjusted EBITDA include capital expenditures, interest payments, income taxes, debt principal repayments, and certain regulatory gaming assessments which can be significant. Operating Free Cash Flow represents Adjusted EBITDA less maintenance capital expenditures, change in working capital and income taxes. Adjusted Net Income represents net income before gain or loss from non-core assets and a full year of the estimated benefit of refinancing Lake and Golden indebtedness. The pro forma presentations of these non-GAAP measures reflect current estimates of the combined results of Lakes and Golden only. The disclosure of Adjusted EBITDA, Operating Free Cash Flow, Adjusted Net Income and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA, Operating Free Cash Flow and Adjusted Net Income should be considered in addition to, and not as a substitute, or superior to, net income, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with GAAP.

Item 9.01      Financial Statements and Exhibits.

(d)        Exhibits

99.1      Transcript of Lakes Entertainment, Inc. earnings call and webcast held on May 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)

Date: May 8, 2015	/s/ Timothy J. Cope
Name: Timothy J. Cope
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of Lakes Entertainment, Inc. earnings call and webcast held on May 6, 2015